Exhibit 10.2(a)


NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
APPLICABLE STATE SECURITIES LAWS AND NEITHER MAY BE SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITY UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT THE SALE, ASSIGNMENT OR TRANSFER IS PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
              (void after 5:00 p.m., New York City time, on [DATE])

No. XX-XX                      __________ Shares              Dated as of [DATE]

     FOR VALUE RECEIVED, PRO TECH COMMUNICIATIONS, INC., a Florida corporation (the "Company"), as of the date hereof (the "Grant Date"), hereby issues this warrant (the "Warrant") and certifies that ______________ (the "Holder") is granted the right, subject to the provisions of this Warrant, to purchase from the Company, during the period commencing at 9:00 a.m. New York City local time on the Grant Date and expiring, unless earlier terminated as hereinafter provided, at 5:00 p.m. New York City local time on [DATE] or, if such day is a day on which banking institutions in the City of New York are authorized by law to close, then on the next succeeding day that shall not be such a day (the "Exercise Period"), up to ______________ (_______) fully paid and non-assessable shares of common stock, par value $.001 per share, of the Company at a price of $____ per share (as adjusted from time to time as provided herein, the "Exercise Price"). As used herein, "Common Stock" means the shares of common stock, par value $.001 per share, of the Company as constituted on the Grant Date, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor. The number and character of shares of Common Stock to be received upon the exercise of this Warrant and the Exercise Price may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are sometimes referred to herein as the "Warrant Shares." Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone. This Warrant is issued, and all the rights hereunder are held, subject to all of the conditions, limitations and provisions set forth herein.

     1. Exercise of Warrant. This Warrant may be exercised in whole or in part, at any time or from time to time, during the Exercise Period. Subject to the restrictions and limitations set forth above, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal office, together with a completed and duly executed Warrant Exercise Form in the form attached hereto as Exhibit 1 (the "Exercise Form"), payment (either in cash or by certified or official bank check, payable to the order of the Company) of the aggregate Exercise Price for the number of shares of Common Stock specified in the Exercise Form and instruments of transfer, if appropriate, duly executed by the Holder. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, an executed Exercise Form, the aggregate Exercise Price and any appropriate instruments of transfer, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock upon exercise of this Warrant.

     2. Reservation of Shares. During the Exercise Period, the Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock of the Company from time to time receivable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid, non-assessable and free of all pre-emptive rights.

     3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall issue one additional share of its Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant.

     4. Exchange, Transfer or Assignment of Warrant. This Warrant is not registered under the Securities Act of 1933, as amended (the "1933 Act") nor under any state securities law or regulation. This Warrant may not be sold, exchanged, transferred, assigned or otherwise disposed of unless registered pursuant to the provisions of the 1933 Act or an opinion of counsel in form and content satisfactory to the Company is delivered to the Company stating that such sale or other disposition is made in compliance with an available exemption from such registration. Any sale or other disposition of this Warrant must also comply with all applicable state securities laws and regulations.

     5. Warrant Share Transfer to Comply with the Securities Act of 1933. The Warrant Shares may not be sold, exchanged, transferred, assigned or otherwise disposed of unless registered pursuant to the provisions of the 1933 Act, or an opinion of counsel in form and content satisfactory to the Company is delivered to the Company stating that such sale or other disposition is made in compliance with an available exemption from such registration. Any sale or other disposition of the Warrant Shares must also comply with all applicable state securities laws and regulations.

     6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     7. Redemption. This Warrant is not redeemable by the Company.

     8. Adjustment of Exercise Price, Number or Character of Warrant Shares. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as described in this Section 8. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

     8.1 Subdivision or Combination of Common Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

     8.2 Dividends in Common Stock, Other Stock or Property. If at any time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor, (a) Common Stock or any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, (b) any cash paid or payable otherwise than as a cash dividend or (c) Common Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or other adjustment describe in Section 8.1 above), then and in each such case, the Holder shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c)above) that such Holder would hold on the date of such exercise had he or she been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or other property.

     8.3 Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted.

     8.4 Reorganization, Consolidation, Merger or Sale. In the case of any reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in this Section 8), any consolidation or merger of the Company with another corporation, or any sale of all or substantially all of the Company's assets or any other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall, until the consummation of such Organic

Change, have the right to elect to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of this Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of this Warrant.

     8.5 Certain Events. If any change in the outstanding Common Stock or any other event occurs as to which the other provisions of this Section 8 are not strictly applicable, then the Board of Directors of the Company shall make an adjustment in the number or class of shares issuable upon exercise of this Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights so as to fairly protect the purchase rights of the Holder in accordance with such provisions. The adjustment shall be such as will give the Holder upon exercise for the same aggregate Exercise Price and the total number and class of shares as he or she would have owned had the Warrant been exercised immediately prior to the event and had he or she continued to hold such shares until after the event requiring adjustment.

     8.6 Certificate as to Adjustments. In each case of an adjustment in the number of shares of Common Stock (or other securities or property) receivable upon the exercise of this Warrant, the Company shall promptly compute such adjustment in accordance with the terms of this Warrant and deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

     8.7 Notices of Record Date, Etc. In the event (a) the Company takes a record of the holders of Common Stock (or other securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right, (b) of any capital reorganization of the Company (other than a stock split or combination), any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Company to another corporation or (c) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, in each such case, the Company shall deliver to the Holder a notice specifying, as the case may be, the date on which such record is to be taken for the purpose of such dividend, distribution or right (and stating the amount and character of such dividend, distribution or right), the date on which such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding-up is to take place and the time, if any is fixed, in which the holders of record of Common Stock or such other securities at the time receivable upon the exercise of this Warrant shall be entitled to exchange their shares of Common Stock or such other securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date of the corporate event to which it relates, and this Warrant may be exercised until no later than five days prior to the date of such corporate event (if during the Exercise Period).

     9. Legend. In the event of the exercise of this Warrant and the issuance of any Warrant Shares hereunder, all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE
       REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH SALE, TRANSFER OR ASSIGNMENT MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

     10. Governing Law and Jurisdiction. This Warrant shall be governed by the internal laws of the State of Connecticut, without regard to the conflicts of laws principles thereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the state of Connecticut with respect to any dispute arising under this Warrant.

     11. Notices. Notices, demands and other communications given under this Warrant shall be in writing and shall be deemed to have been given when delivered (if personally delivered), on the scheduled date of delivery (if delivered via commercial courier), three days after mailed (if mailed by certified or registered mail, return receipt requested) or when sent by facsimile (if sent by facsimile with evidence of successful transmission retained by the sender); provided, however, that failure to give proper and timely notice as set forth in the "with a copy to" provisions below shall not invalidate a notice properly and timely given to the associated party. Unless another address or facsimile number is specified by notice hereunder, all notices shall be sent as follows:

If to the Holder:                               with a copy to:
----------------                                --------------

--------------------------------------------------------------------------------
[Holder Address]



--------------------------------------------------------------------------------


If to the Company:                              with a copy to:
-----------------                               --------------

--------------------------------------------------------------------------------
Pro Tech Communications, Inc.                   Pro Tech Communications, Inc.
375 Bridgeport Avenue, 2nd Floor                375 Bridgeport Avenue, 2nd Floor
Shelton, CT 06484                               Shelton, CT 06484
Attention:  Michael J. Parrella                 Attention:  General Counsel
--------------------------------------------------------------------------------
Facsimile:  203-944-9938                        Facsimile:  203-944-9938
--------------------------------------------------------------------------------

     12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, as of the date first set forth above.

                                     PRO TECH COMMUNICATIONS, INC.


                                     By:
                                          --------------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

                                                                       EXHIBIT 1
                                                                       ---------

                              WARRANT EXERCISE FORM
         (to be executed by the Holder in order to exercise the Warrant)

        TO:    Pro Tech Communications, Inc.
               375 Bridgeport Avenue, 2nd Floor
               Shelton, CT 06484
               Attention:  Michael J. Parrella

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ____________ shares of common stock, par value $.001 per share, of Pro Tech Comminications, Inc. and hereby makes payment at the rate of $______ per share, or an aggregate of $__________, in payment therefor.

     The undersigned represents, warrants and certifies that all offers and sales of the common stock received upon exercise of the within Warrant shall be made (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1993 Act and (ii) in compliance with applicable state securities laws and those of any other applicable jurisdiction.

Instructions if stock is to be issued to other than to the registered holder of the within Warrant:
--------------------------------------------------------------------------------
Name:
       -------------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------
Social Security or Taxpayer Identification Number:
                                                    ----------------------------



Dated:  __________________, 20_____               ------------------------------
                                                  Name of Warrant Holder


                                                  ------------------------------
                                                  Signature